UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 30, 2013

UGI Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	1-11071	23-2668356
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

460 No.Gulph Road, King of Prussia, Pennsylvania		19406
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610 337-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 30, 2013, the Board of Directors of UGI Corporation (the "Company"), upon the recommendation of the Corporate Governance Committee of the Board of Directors, voted unanimously to amend and restate the Company’s Bylaws, effective July 30, 2013, to provide for a majority voting standard for uncontested elections of directors. Pursuant to the Amended and Restated Bylaws, a director nominee shall be elected to the Company’s Board of Directors if the votes cast for such nominee at any meeting of shareholders for the election of directors at which a quorum is present exceed the votes cast against the nominee; provided, however, that if the number of director nominees at such meeting exceeds the number of directors to be elected, the directors shall be elected by a plurality of the votes cast. In addition, an incumbent director will be required to tender his or her resignation if he or she does not receive a majority of the votes cast in favor of his or her election in an uncontested election of directors. The Amended and Restated Bylaws also provide that the Corporate Governance Committee shall recommend to the Board of Directors whether or not to accept a director’s resignation and the Board shall have ninety days from the date of the shareholder meeting at which the election of directors occurred to determine whether to accept such resignation.

In connection with the amendment and restatement of the Company’s Bylaws, the Board of Directors also amended the Company’s Principles of Corporate Governance to include the changes described herein. The Company’s Principles of Corporate Governance, as amended, also require the Company to publicly disclose the Board of Directors’ decision, and rationale behind such decision, to accept, or not accept, a director’s resignation in the event the director did not receive a majority of the votes cast in his or her favor in an uncontested election.

The foregoing description of the Company’s Amended and Restated Bylaws is not complete and is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1 Amended and Restated Bylaws of UGI Corporation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UGI Corporation

August 5, 2013	By:	/s/ Jessica A. Milner

Name: Jessica A. Milner
Title: Assistant Secretary

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of UGI Corporation.